               Supplement dated January 28, 2000 to Prospectus of
                             Penn Series Funds, Inc.
                                dated May 1, 1999

         Penn Series Funds, Inc. ("Penn Series") has filed an application with the U. S. Securities and Exchange Commission (the "SEC") for exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit its Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, and if the shareholders of the Penn Series Funds approve the "manager of managers" structure, Independence Capital Management, Inc. ("ICMI"), investment adviser to Penn Series and an affiliate of The Penn Mutual Life Insurance Company, will, subject to the supervision and approval of the Penn Series Board of Directors, be permitted to hire, terminate or replace investment sub-advisers for each of the Funds without shareholder approval. The purpose of the "manager of managers" structure is to give ICMI the means to more directly monitor the management of the Funds and to give ICMI greater flexibility to react to poor investment performance by an investment sub-adviser and other service issues at less cost to shareholders. The monitoring function will include analyzing economic and market trends, formulating and continuing assessments of investment policies, reviewing and overseeing sub-adviser compliance procedures and activities, evaluating sub-adviser performance and compensation paid to sub-advisers for services rendered.

         Penn Series is also proposing to shareholders that they approve a new investment advisory agreement with ICMI, primarily for the purpose of changing the fees paid to ICMI with respect to the Money Market, Quality Bond, Value Equity, International Equity, Flexibly Managed, Growth Equity and Small Capitalization Funds. The following table shows the current fees, proposed fees and the proposed change in percentage points.

____________________________________________________________________________________________________________
                                        Fee as a % of Average Daily Net Assets
____________________________________________________________________________________________________________
            Fund                         Current                         New                         Change
____________________________________________________________________________________________________________
Money Market                  0.40% for the first           0.20% for the first
                              $100,000,000; 0.35% of        $100,000,000; 0.15% of
                              the assets in excess of       the assets in excess of                  -0.20%
                              $100,000,000                  $100,000,000
____________________________________________________________________________________________________________
Quality Bond                  0.45% for the first           0.35% for the first
                              $100,000,000; 0.40% of        $100,000,000; 0.30% of
                              the assets in excess of       the assets in excess of                  -0.10%
                              $100,000,000                  $100,000,000
____________________________________________________________________________________________________________
Value Equity                          0.50%                         0.60%                            +0.10%
____________________________________________________________________________________________________________
International Equity                  0.75%                         0.85%                            +0.10%
____________________________________________________________________________________________________________
Flexibly Managed                      0.50%                         0.60%                            +0.10%
____________________________________________________________________________________________________________
Growth Equity                 0.50% for the first           0.65% for the first
                              $100,000,000; 0.45% of        $100,000,000; 0.60% of
                              the assets in excess of       the assets in excess of                  +0.15%
                              $100,000,000                  $100,000,000
____________________________________________________________________________________________________________
Small Capitalization                  0.50%                         0.85%                            +0.35%
____________________________________________________________________________________________________________

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         The changes in advisory fees are being proposed so that they better reflect the costs of managing the Funds and properly compensate the investment adviser for services rendered to the Funds. In the case of the Quality Bond and Money Market Funds, the fees will decrease in recognition of lower costs involved in managing these Funds. In the case of the Value Equity, International Equity, Growth Equity and Small Capitalization Funds, the fees will increase. The proposed new fees recognize, among other things, the additional responsibilities ICMI will assume in acting as manager of manager and increased fees ICMI will pay to certain sub-advisers to obtain quality investment management services. Management believes that the proposed fees will more closely track the industry averages for variable products mutual funds in each Fund's respective peer group and will help in achieving the goal of obtaining the best investment management for the Funds.

         Finally, Penn Series is proposing that shareholders of the Value Equity and Small Capitalization Funds approve a new investment sub-advisory agreement between OpCap Advisors and ICMI. On October 31, 1999, PIMCO Advisors, the indirect parent of OpCap Advisors, entered into an Implementation and Merger Agreement with Allianz of America, Inc. ("Allianz of America"). Under the Merger Agreement, Allianz of America will acquire PIMCO Advisors Holding L.P. ("PAH"), the general partner of PIMCO Advisors, through a merger of a subsidiary of Allianz of America, with and into PAH. If the transaction takes place, it will result in a change of control of OpCap Advisors which will be deemed an assignment and, therefore, a termination of the current sub-advisory agreement between OpCap Advisors and ICMI. The proposed new sub-advisory agreement is identical to the current sub-advisory agreement except for dates of execution and initial term.

         If the "manager of managers" structure is approved by the SEC and by Penn Series shareholders, ICMI may, subject to oversight and approval of the Penn Series Board of Directors, replace OpCap Advisors as investment sub-adviser to Value Equity and Small Capitalization Funds. It is currently anticipated that Penn Series management will recommend to the Penn Series Board that Putnam Investment Management, Inc. replace OpCap Advisors as sub-adviser to the Value Equity Fund and that Royce & Associates, Inc. replace OpCap Advisors as sub-adviser to the Small Capitalization Fund, effective May 1, 2000. With a new investment sub-adviser, the Value Equity and Small Capitalization Funds would continue to have the same investment objective and management expects that the new sub-advisers would continue to use similar investment policies and strategies in managing these Funds.


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